                                                                   EXHIBIT 10.23


         AMENDMENT NO.2 TO CHILDREN'S HEALTH INSURANCE PROGRAM AGREEMENT
                FOR THE PROVISION OF HEALTH CARE SERVICES BETWEEN
               THE TEXAS HEALTH AND HUMAN SERVICES COMMISSION AND
                             AMERIGROUP TEXAS, INC.

                               ARTICLE 1. PURPOSE

         The Texas Health and Human Services Commission (HHSC) and Americaid Texas, Inc. d/b/a Americaid Community Care (CONTRACTOR) amend the following sections of the original Children's Health Insurance Program (CHIP) Agreement for the Provision of Health Care Services (HHSC Contract No. 529-00-139).

         This amendment is executed pursuant to article 8 of the original contract.

         These amended terms become effective the day it is executed by HHSC following execution by CONTRACTOR and terminate September 30, 2002 unless extended by mutual agreement of the parties or terminated sooner in accordance with the provisions of the original contract, as such provisions are amended in this Amendment No. 2.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

         Section 10.02 is amended by designating the current language (a) and a adding a new subsection (b) as follows:

         SECTION 10.02 TIME AND MANNER OF PREMIUM PAYMENT.

         (b) For the second year of the Initial Term, CONTRACTOR will be entitled to a payment in accordance with this subsection (b). CONTRACTOR will be paid based on per member/per month premiums and new and current enrollment figures (including disenrollment adjustments to previous monthly enrollment totals). The Administrative Services Contractor will convey premiums payable information to CONTRACTOR for data reconciliation and to the Management Services Contractor. CONTRACTOR must reconcile the data and report any errors to the Management Services Contractor by the cut-off date of the next month. The Management Services Contractor will pay CONTRACTOR by the first business day following the 14th day of each month. CONTRACTOR must accept payment for premiums by direct deposit into CONTRACTOR's account. For the second year of the Initial Term, these premium rates are:

------------------------------------------------------------
CSA # 2  Under Age 1    Ages 1-5     Ages 6-14    Ages 15-18
------------------------------------------------------------
         $    436.72   $   88.89     $   58.21    $   115.81
------------------------------------------------------------

------------------------------------------------------------
CSA # 6  Under Age 1    Ages 1-5    Ages 6-14     Ages 15-18
------------------------------------------------------------
         $    484.57   $   98.63    $   64.63     $   129.58
------------------------------------------------------------

         CONTRACTOR does not bill HHSC, the Administrative Services Contractor, other state agencies, or institutions for the monthly premium payment.

            ARTICLE 3. REPRESENTATIONS AND AGREEMENTS OF THE PARTIES

         The parties hereto agree that the terms of the contract identified in article 1 of this amendment shall remain in effect and continue to govern except to the extent modified herein.

         By signing this amendment, the parties hereto expressly understand and agree that this amendment is hereby made a part of the contract identified in article 1 of this amendment as though it were set out word for word herein.

         By signing this amendment, the parties hereto expressly ratify all actions taken pursuant to prior amendments of this contract.

         The parties have executed this amendment in their capacities as stated below with authority to bind their organizations on the dates set form by their signatures.

         By signing this amendment, the parties hereto acknowledge CONTRACTOR'S change of name from Americaid Texas Inc. d/b/a Americaid Community Care to Amerigroup Texas, Inc.

  AMERIGROUP TEXAS, INC.                             TEXAS HEALTH AND HUMAN
                                                     SERVICES COMMISSION

/s/ James Donovan, Jr.                          /s/ Jason Cooke
--------------------------                      -----------------------------
Name James Donovan, Jr.                         JASON COOKE
TITLE President; CEO                            DIRECTOR OF PROGRAM OPERATIONS

DATE 10/24/01                                   DATE 10-19-01

                                                   HHSC CONTRACT NO. 529-00-139C
STATE OF TEXAS

COUNTY OF TRAVIS

                                   AMENDMENT 3
                          TO THE AGREEMENT BETWEEN THE
                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.
                               FOR HEALTH SERVICES
                                     TO THE
                       CHILDREN'S HEALTH INSURANCE PROGRAM

     THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. ("CONTRACTOR"), a corporation organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization and having its principal office at 2730 North Stemmons Freeway, Suite 608, West Tower, Dallas, Texas 75207. HHSC and CONTRACTOR may be referred to in this Amendment individually as a "Party" and collectively as the "Parties."

     The Parties hereby agree to amend their original contract, HHSC contract number 529-00-139 (the "Agreement"), as set forth in Article 2 of this Amendment.

                               ARTICLE 1. PURPOSE.

SECTION 1.01 AUTHORIZATION.

     This Amendment is executed by the Parties in accordance with Article 8 of the Agreement.

SECTION 1.02 MODIFICATIONS.

     The Parties amend the following sections of the Agreement:

          (1) Appendix C, entitled "Scope of Benefits," to the solicitation instrument entitled "Children's Health Insurance Program, Health Maintenance Organization Request for Proposals" ("RFP") which was issued by HHSC on August 2, 1999, and is incorporated into the Agreement pursuant to
     Section 4.03 of the Agreement;

          (2) Section 10.02 of the Agreement, which establishes premium and supplemental rates to be paid to CONTRACTOR for providing the Services, for the purpose of establishing premium rates effective March 1, 2002;

          (3) Section 11.06 of the Agreement, which prescribes cost-sharing obligations of CHIP Members served by CONTRACTOR.

SECTION 1.03 EFFECTIVE DATE.

     (a) General effective date of changes.

     Except as provided in paragraph (b) of this Section 1.03 below, this Amendment is effective immediately following execution by both CONTRACTOR and HHSC and terminates on the Expiration Date of the Agreement, unless extended or terminated sooner by HHSC in accordance with the Agreement.

HHSC Contract 529-00-139C

     (b) Notwithstanding the effective date established under paragraph (a) of this Section 1.03, the modification of Section 10.02(b) of the Agreement is not effective until March 1, 2002. PREMIUM RATES PAYABLE TO CONTRACTOR BEFORE MARCH 1, 2002, WILL BE PAID IN ACCORDANCE WITH THE PROVISIONS OF SECTION 10.02 AS MODIFIED BY AMENDMENT 2 TO THIS AGREEMENT.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01 MODIFICATION TO APPENDIX C.

     Appendix C to the RFP is amended by deleting in its entirety the row entitled "Prescription Drugs" from the table included within Appendix C.

SECTION 2.02 MODIFICATION TO PREMIUM RATES.

     Section 10.02(b) of the Agreement is modified to adjust premium rates as follows. The premium rates are adjusted due to removal of CONTRACTOR responsibility for pharmacy services and modifications to the cost-sharing arrangements.

               "SECTION 10.02 TIME AND MANNER OF PREMIUM PAYMENT.

                    (a) CONTRACTOR will be paid based on per member/per month
               premiums and new and current enrollment figures (including disenrollment adjustments to previous monthly enrollment totals). The Administrative Services Contractor will convey premiums payable information to CONTRACTOR for data reconciliation and to the Management Services Contractor. CONTRACTOR must reconcile the data and report any errors to the Management Services Contractor by the cut-off date of the next month. The Management Services Contractor will pay CONTRACTOR by the first business day following the 14th day of each month. CONTRACTOR must accept payment for premiums by direct deposit into CONTRACTOR'S account. For the first year of the Initial Term, these premium rates are:

CSA #            Under Age 1      Ages 1-5    Ages 6-14   Ages 15-18
--------------------------------------------------------------------
CSA #2           $    424.00      $  86.30    $   56.51   $   112.44
--------------------------------------------------------------------
CSA #6           $    484.57      $  98.63    $   64.63   $   129.58
--------------------------------------------------------------------

                    CONTRACTOR does not bill HHSC, the Administrative Services
               Contractor, other state agencies, or institutions for the monthly premium payment.

                    (b) For the period beginning October 1, 2001 and ending
               September 30, 2002, CONTRACTOR will be entitled to a payment in accordance with this subsection (b). CONTRACTOR will be paid based on per member/per month premiums and new and current enrollment figures (including disenrollment adjustments to previous monthly enrollment totals). The Administrative Services Contractor will convey premiums payable information to CONTRACTOR for data reconciliation and to the Management Services Contractor. CONTRACTOR must reconcile the data and report any errors to the Management Services Contractor by the cut-off date of the next month. The Management Services Contractor will pay CONTRACTOR by the first business day following the 14th day of each month.

HHSC Contract 529-00-139C

               CONTRACTOR must accept payment for premiums by direct deposit into CONTRACTOR's account. Beginning March 1, 2002 of the second year of the initial term (i.e., from March 1, 2002, through September 30, 2002), these premium rates are as follows:

CSA #         UNDER AGE 1    AGES 1-5   AGES 6-14   AGES 15-18
--------------------------------------------------------------
CSA #2          $347.63       $70.76      $46.34     $ 92.18
--------------------------------------------------------------
CSA #6          $395.41       $80.48      $52.74     $105.74
--------------------------------------------------------------

                    Premium rates payable to CONTRACTOR before March 1, 2002 of the second year of the initial term (i.e., from October 1, 2001, through February 28, 2002) will be paid in accordance with the provisions of Section 10.02 as modified by Amendment 2 to this Agreement.

                    CONTRACTOR does not bill HHSC, the Administrative Services
               Contractor, other state agencies, or institutions for the monthly premium payment."

SECTION 2.03 MODIFICATION TO COST-SHARING REQUIREMENTS.

     Section 11.06 of the Agreement is modified to reflect cost-sharing figures effective March 1, 2002, and to delete references to CHIP member cost-sharing obligations for prescription drugs as follows:

                    "SECTION 11.06 COST-SHARING.

                    Health care providers within CONTRACTOR's network are
               responsible for collecting all Member copayments and deductibles at the time of service. No co-payments apply, at any income level, to well-child or well-baby visits or immunizations.

                    Co-payments for families at or below 100% Federal Poverty
               Level (FPL) are as follows:

                    Enrollment Fee - $0

                    Monthly Premium - $0

                    Office Visit - $0

                    ER - $3

                    Deductible, non-institutional - $0

                    Deductible, institutional - $0

                    Facility Co-pay, Inpatient - $0

                    Facility Co-pay, Outpatient - $0

                    Annual Co-Pay Cap - $100

HHSC Contract 529-00-139C

                    CONTRACTOR does not provide Members' prescription drug
               services or collect prescription drug copayments; however, CONTRACTOR must show the following drag co-pay amounts on Member ID Cards:

                         Generic Drugs - $0

                         Brand Drugs - $3

                    Co-payments for families between 101% and up to and
               including 150% FPL are as follows:

                    Enrollment Fee - $15 per year /per family

                    Monthly Premium - $0

                    Office Visit - $2

                    ER - $5

                    Deductible, non-institutional - $0

                    Deductible, institutional - $0

                    Facility Co-pay, Inpatient (per admission) - $25

                    Facility Co-pay, Outpatient - $0

                    Annual Co-Pay Cap - $100

                    CONTRACTOR does not provide Members' prescription drug
               services or collect prescription drug copayments; however, CONTRACTOR must show the following drug co-pay amounts on Member ID Cards:

                         Generic Drugs - $0

                         Brand Drugs - $5

                    Co-payments for families between 151% and up to and
               including 185% FPL are as follows:

                    Enrollment Fee - $15 (1st month's premium)

                    Monthly Premium - $ 15 per month/per family

                    Office Visit - $5

                    ER - $50

                    Deductible, non-institutional - $0

                    Deductible, institutional - $0

                    Facility Co-pay, Inpatient (per admission) - $50

HHSC Contract 529-00-139C

                    Facility Co-pay, Outpatient - $0

                    CONTRACTOR does not provide Members' prescription drug
               services or collect prescription drug copayments; however, CONTRACTOR must show the following drug co-pay amounts on Member ID Cards:

                         Generic Drugs - $5

                         Brand Drugs - $20

                    Co-payments for families between 186% and up to and
               including 200% FPL are as follows:

                    Enrollment Fee - $18 (1st month's premium)

                    Monthly Premium - $18 per month / per family

                    Office Visit - $10

                    ER - $50

                    Deductible, non-institutional - $0

                    Deductible, institutional - $0

                    Facility Co-pay, Inpatient (per admission) - $100

                    Facility Co-pay, Outpatient - $0

                    CONTRACTOR does not provide Members' prescription drug
               services or collect prescription drug copayments; however, CONTRACTOR must show the following drug co-pay amounts on Member ID Cards:

                         Generic Drugs - $5

                         Brand Drugs - $20

                    Upon notification from the Administrative Services
               Contractor that a family is approaching its cost-sharing limit for the Coverage Year, CONTRACTOR will generate and mail to the Member a new Member ID card, showing that the Member's cost-sharing obligation for that Coverage Year has been met. No cost-sharing may be collected from these Members for the balance of their Coverage Year.

                    Except for costs associated with unauthorized non-emergency services provided to a Member by out-of-network providers and for non-covered services, the co-payments and deductibles outlined in this section are the only amounts that a provider may collect from a CHIP-eligible family.

                    Federal law prohibits charging co-payments or deductibles to
               Members of Native American Tribes. The Administrative Services Contractor will notify CONTRACTOR of Members who are Native

HHSC Contract 529-00-139C

               Americans and who are not subject to cost-sharing requirements. CONTRACTOR is responsible for educating providers about the cost-sharing waiver for this population.

                    CONTRACTOR'S monthly premium payment will not be reduced for a family's failure to make its premium payment. There is no relationship between the per member/per month amount owed to an CONTRACTOR for coverage provided during a month and the family's payment of its premium obligation for that month."

            ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

     AMERIGROUP TEXAS, INC.                 HEALTH & HUMAN SERVICES COMMISSION

BY: /s/ James D. Donovan                    By:
    --------------------------                  ______________________________
       James D. Donovan, Jr.                   Jason Cooke
    --------------------------                  Director of Program Operations
    Name and Title

Date: 1/31/02                               Date:
                                                 _____________________________

HHSC Contract 529-00-139C

                                                   HHSC CONTRACT NO. 529-00-139D
STATE OF TEXAS

COUNTY OF TRAVIS

                                   AMENDMENT 4
                          TO THE AGREEMENT BETWEEN THE
                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.
                               FOR HEALTH SERVICES
                                     TO THE
                       CHILDREN'S HEALTH INSURANCE PROGRAM

     THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. ("CONTRACTOR"), a corporation organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization and having its principal office at 2730 North Stemmons Freeway, Suite 608, West Tower, Dallas, Texas 75207. HHSC and CONTRACTOR may be referred to in this Amendment individually as a "Party" and collectively as the "Parties."

     The Parties hereby agree to amend their original contract, HHSC contract number 529-00-139 (the "Agreement"), as set forth in Article 2 of this Amendment.

                               ARTICLE 1. PURPOSE.

SECTION 1.01 AUTHORIZATION.

     This Amendment is executed by the Parties in accordance with Article 8 of the Agreement.

SECTION 1.02 MODIFICATIONS.

     The Parties amend the Agreement to add a new Section 10.11, which establishes a short-term payment methodology to fund increased access to CHIP health care benefits based on a review of medical acuity of CHIP Members enrolled in CONTRACTOR'S health plan. The purpose of this Amendment is to provide CHIP health plans with interim supplementary reimbursement during CHIP'S initial high growth phase while CHIP membership stabilizes as an insurance pool. The payments authorized under this Amendment (the "Short-Term Supplementary Payments") are payable in accordance with the provisions of new Section 10.11 and, as provided in the new section, are not subject to the experience rebate calculated under Section 10.06 of the Agreement.

SECTION 1.03 GENERAL EFFECTIVE DATE OF CHANGES.

     This Amendment is effective immediately following execution by both CONTRACTOR and HHSC and terminates on the Expiration Date of the Agreement, unless extended or terminated sooner by HHSC in accordance with the Agreement.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01 MODIFICATION TO ARTICLE 10 OF AGREEMENT.

     Article 10 of the Agreement is amended by adding a new Section 10.11 as follows:.

HHSC Contract 529-00-139D

               "SECTION 10.11 SHORT-TERM SUPPLEMENTARY PAYMENTS.

                    (a) GENERAL TERMS OF SHORT-TERM SUPPLEMENTARY PAYMENTS.

                    The Short-Term Supplementary Payments authorized under this
               Section 10.11 are subject to the following general conditions:

                         (1) As provided in Section 4.05 of this Agreement, the
                    Short-Term Supplementary Payments are subject to the availability of state and federal funds. HHSC incurs no liability if funding to accomplish the Short-Term Supplementary Payments is unavailable or is reduced, terminated, or withdrawn by HHSC or any third party.

                         (2) The Short-Term Supplementary Payments will be made
                    in three (3) equal installments in addition to premium payments to CONTRACTOR under Section 10.02 of this Agreement, beginning in February, 2002. Supplementary payment may be made at HHSC's discretion by separate payment, or may be paid with monthly premium payments.

                         (3) The Short-Term Supplementary Payments authorized
                    under this Section 10.02 will not be considered in calculating the experience rebate CONTRACTOR is required to make under Section 10.06 of this Agreement.

                         (4) The determination of the amount of the Short-Term
                    Supplementary Payment under this Section 10.11 is within the sole discretion of HHSC. HHSC's determination of the amount of the Short-Term Supplementary Payments is final and not subject to the provisions of Section 20.16 of this Agreement.

                    (b) DETERMINATION OF SUPPLEMENTARY PAYMENT AMOUNT.

                    HHSC determines that amount of each Short-Term Supplementary
               Payment in accordance with the following general methodology:

                         (1) Acuity of HMO's CHIP enrollment

                         (2) Relationship to safety net hospital or medical
                    school

                         (3) Caseload

                    (c) AMOUNT OF SHORT-TERM SUPPLEMENTARY PAYMENTS.

                    Based on the Short-Term Supplementary Payment methodology
               described in paragraph (b) of this Section 10.11. CONTRACTOR will receive Short-Term Supplementary Payments in the following amounts:

HHSC Contract 529-00-139D

--------------------------------------------
                        Short-Term
                  Supplementary Payment
Month                    Amount
--------------------------------------------
February 2002          $598,620.90
--------------------------------------------
March 2002             $598,620.90
--------------------------------------------
April 2002             $598,620.90
--------------------------------------------

                    (d) DEDICATION OF SHORT-TERM SUPPLEMENTARY PAYMENTS.

                    The Short-Term Supplementary Payments are made to CONTRACTOR exclusively for Title XXI health care expenditures under this Contract. CONTRACTOR represents and warrants that it will use these funds exclusively for such purposes.

             ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

    AMERIGROUP TEXAS, INC.                    HEALTH & HUMAN SERVICES COMMISSION

By: /s/ James D. Donovan                      By:
    -------------------------------               -----------------------------
        James D. Donovan, Jr, CEO                 Jason Cooke
    Name and Title                                Director of Program Operations

Date: 1/31/02                                 Date:
                                                    ---------------------------

HHSC Contract 529-00-139D

                                                   HHSC CONTRACT NO. 529-00-139F

STATE OF TEXAS
COUNTY OF TRAVIS

                                   AMENDMENT 6
                          TO THE AGREEMENT BETWEEN THE
                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.
                               FOR HEALTH SERVICES
                                     TO THE
                       CHILDREN'S HEALTH INSURANCE PROGRAM

THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. ("CONTRACTOR"), a corporation organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization and having its principal office at 2730 North Stemmons Freeway, Suite 608 West Tower, Dallas, Texas 75207. HHSC and CONTRACTOR may be referred to in this Amendment individually as a "Party" and collectively as the "Parties."

     The Parties hereby agree to amend their original contract, HHSC contract number 529-00-139 (the "Agreement"), as set forth in Article 2 of this Amendment.

                               ARTICLE 1. PURPOSE.

SECTION 1.01 AUTHORIZATION.

     This Amendment is executed by the Parties in accordance with Article 8 of the Agreement.

SECTION 1.02 MODIFICATIONS.

     The Parties amend the Agreement to add a new Section 10.11, which establishes a methodology for short-term supplementary payments to provide CHIP health plans with interim supplementary reimbursement during CHIP'S initial high growth phase while CHIP membership stabilizes as an insurance pool. A distribution formula based on the medical acuity of each CHIP-contracted health plan's membership, the plan's relationship to a safety net hospital or safety net medical school, and the plan's enrollment load has determined the amount to be paid to each CONTRACTOR. The payments authorized under this Amendment (the "Short-Term Supplementary Payments") are payable in accordance with the provisions of new Section 10.11.

SECTION 1.03 GENERAL EFFECTIVE DATE OF CHANGES.

     This Amendment is effective immediately following execution by both CONTRACTOR and HHSC and terminates upon expiration or termination of the Agreement.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01 MODIFICATION OF SECTION 10.06 OF THE AGREEMENT.

     Section 10.06 of the Agreement is amended as follows. The first sentence of the third paragraph (the second paragraph after the table entitled "Graduated Rebate Method") is amended by adding the underlined portions and removing the stricken portions as follows: "Losses incurred for the first and second contract years may be carried forward to the third contract year."

HHSC Contract 529-00-139F

     The third paragraph (the second paragraph after the table entitled "Graduated Rebate Method") of Section 10.06, as amended, reads as follows:

               "Losses incurred for the first and second contract years may be carried forward to the third contract year. If CONTRACTOR operates in multiple CHIP Service Areas, losses in one CHIP Service Area cannot be used to offset net income before taxes in another CHIP Service Area."

SECTION 2.02 ADDITION OF SECTION 10.11 TO THE AGREEMENT.

     Article 10 of the Agreement is amended by adding a new Section 10.11 as follows:

                    "SECTION 10.11 SHORT-TERM SUPPLEMENTARY PAYMENTS.

                         (a) GENERAL TERMS OF SHORT-TERM SUPPLEMENTARY PAYMENTS.

                         The Short-Term Supplementary Payments authorized under
                    this Section 10.11 are subject to the following general conditions:

                              (1) The Short-Term Supplementary Payments are
                         subject to the availability of state matching funds obtained through intergovernmental transfers and federal matching funds. If intergovernmental matching funds or federal matching funds necessary to accomplish the Short-Term Supplementary Payments are unavailable, unavailable in amounts sufficient to make the contracted Short-Term Supplementary payments or are reduced, terminated, or withdrawn by any third party, HHSC incurs no liability to make Short-term Supplementary Payments. HHSC has sole discretion to determine the availability and sufficiency of intergovernmental and federal matching funds under this section.

                              (2) The Short-Term Supplementary Payments will be
                         paid in monthly payments for three consecutive months, with the last payment to be made no later than August 30, 2002, in addition to premium payments to CONTRACTOR under Section 10.02 of the Agreement. The Supplementary payments may be made at HHSC's discretion by separate payments, or may be paid with the monthly premium payments.

                              (3) The amount of the Short-Term Supplementary
                         Payments under this Section 10.11 has been determined within the sole discretion of HHSC. HHSC's determination of the amount of the Short-Term Supplementary Payment is final and not subject to the provisions of Section 20.16 of this Agreement.

                              (4) HHSC has no obligation to make the Short-Term
                         Supplementary Payments to the CONTRACTOR, until such time that HHSC has in its possession a duly and fully executed amendment to the Agreement between the CHIP-contracted health plans and HHSC, regarding each CHIP-contracted health plan's planned receipt from HHSC of the Short-Term Supplementary Payments from all CHIP-contracted health plans.

HHSC Contract 529-00-139F

                         (b) DETERMINATION OF SUPPLEMENTARY PAYMENTS AMOUNT.

                         HHSC has determined the amount of the Short-Term
                    Supplementary Payments in accordance with the following general methodology:

                              (1) Acuity of HMO's CHIP enrollment

                              (2) Relationship to safety net hospital or medical
                                  school

                              (3) Caseload

                         (c) AMOUNT OF THE SHORT-TERM SUPPLEMENTARY PAYMENTS.

                      Based on the Short-Term Supplementary Payment methodology
                  described in paragraph (b) of this Section 10.11, HHSC will pay CONTRACTOR a Short-Term Supplementary Payment in the following amount: $518,967, each month for three months. The total amount of all payments under this section shall be $1,556,901.

                              (d) DEDICATION OF SHORT-TERM SUPPLEMENTARY
                                  PAYMENTS.

                              The Short-Term Supplementary Payments made to
                         CONTRACTOR may be used for any purpose for which premium payments may be expended under this Agreement. CONTRACTOR represents and warrants that it will use these funds exclusively for such purposes.

             ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

          AMERIGROUP TEXAS, INC.             HEALTH & HUMAN SERVICES COMMISSION

By: /s/ James D. Donvan, Jr.               By:
        James D. Donvan, Jr.                  ----------------------------------
    -----------------------------               Jason Cooke
    Name and Title CEO                          Director of Program Operations

Date: 5/15/02                              Date:
                                                --------------------------------

HHSC Contract 529-00-139F

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

                                                    HHSC CONTRACT NO. 529-00-139

STATE OF TEXAS

COUNTY OF TRAVIS

                                   AMENDMENT 8
                          TO THE AGREEMENT BETWEEN THE
                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.
                               FOR HEALTH SERVICES
                                     TO THE
                       CHILDREN'S HEALTH INSURANCE PROGRAM

      THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP Texas, Inc. ("CONTRACTOR"), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 2730 N. Stemmons Freeway, Suite 608, Dallas, Texas 75207. HHSC and CONTRACTOR may be referred to in this Amendment individually as a "Party" and collectively as the "Parties."

      The Parties hereby agree to amend their Agreement as set forth in Article 2 of this Amendment.

                              ARTICLE 1. PURPOSE.

SECTION 1.01 AUTHORIZATION.

      This Amendment is executed by the Parties in accordance with Article 8 of the Agreement.

SECTION 1.02 GENERAL EFFECTIVE DATE OF CHANGES.

      This Amendment is effective November 1, 2002.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01 MODIFICATIONS TO ARTICLE 3. DEFINITIONS

      The following term is added to amend the definitions set forth in Article
3:

                  "EXPERIENCE REBATE PERIOD" means each period within the
            Initial Term of this Agreement related to the calculations and settlements of Experience Rebates to HHSC described in Section
            10.06. The Initial Term of this Agreement consists of the following Experience Rebate Periods:

                        - May 1, 2000 through April 30, 2001 (1st Experience Rebate Period)

                        - May 1, 2001 through April 30, 2002 (2nd Experience Rebate Period)


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                        -     May 1, 2002 through August 31, 2003 (3rd
                              Experience Rebate Period)

                        - September 1, 2003 through August 31, 2004 (4th Experience Rebate Period)"

SECTION 2.02 MODIFICATION OF SECTION 10.6. EXPERIENCE REBATE TO STATE.

                  "10.6 CONTRACTOR must pay to HHSC an experience rebate for each Experience Rebate Period. CONTRACTOR will calculate the experience rebate in accordance with the tiered rebate formula listed below based on Net Income Before Taxes (excess of allowable revenues over allowable expenses) as set forth in Appendix D. The CONTRACTOR's calculations are subject to HHSC's approval, and HHSC reserves the right to have an independent audit performed to verify the information provided by CONTRACTOR.

                                  GRADUATED REBATE FORMULA
                      ------------------------------------------------
                       Net Income Before
                          Taxes as a
                      Percentage of Total   CONTRACTOR
                           Revenues           Share         HHSC Share
                           --------           -----         ----------
                            0% - 3%            100%            0%

                         Over 3% - 7%           75%           25%

                         Over 7% - 10%          50%           50%

                        Over 10% - 15%          25%           75%

                           Over 15%              0%          100%

                  Losses incurred in the 1st Experience Rebate Period may be carried forward to the 2nd and/or 3rd Experience Rate Periods for the same service area as an offset to Net Income Before Taxes in order to reduce any Experience Rebate to HHSC.

                  Losses incurred in the 2nd Experience Rebate Period may be carried forward to the 3rd Experience Rate Period for the same service area as an offset to Net Income Before Taxes.

                  Losses incurred in the Experience Rebate Periods subsequent to the 2nd Experience Rebate Period can only be carried forward as an offset to Net Income Before Taxes in the next Experience Rebate Period.

                  The CONTRACTOR shall calculate the experience rebate for each period by applying the experience rebate formula as follows:

                  For the 1st and 2nd Experience Rebate Periods, to the Net
            Income Before Taxes for each CHIP service area contracted between HHSC and CONTRACTOR. CONTRACTOR losses in one CHIP service area cannot be used to offset Net Income Before Taxes in another CHIP service area.


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                  For the 3rd and 4th Experience Rebate Periods, to the sum of
            the Net Income Before Taxes for all CHIP, STAR Medicaid, and STAR+PLUS Medicaid service areas contracted between HHSC and CONTRACTOR.

                  Experience rebate will be based on a pre-tax basis. Expenses for value-added services are excluded from the determination of Net Income Before Taxes reported in the Annual CFS Report; however, CONTRACTOR may subtract from Net Income Before Taxes the expenses incurred for value added services for the experience rebate calculations. CONTRACTOR may subtract from an experience rebate that is owed to HHSC any expenses for population-based health initiatives that have been approved by HHSC.

                  A population-based initiative is a project or program designed to improve some aspect of quality of care, quality of life, or health care knowledge for children and/or their adult caretakers, as a whole.

                  There will be two settlements for payment(s) of the experience rebate for each Experience Rebate Period. Settlement payments are payable to HHSC. The first settlement shall equal 100% of the experience rebate as derived from, Net Income Before Taxes, for All Groups Combined reduced by any value added services expenses in the Annual CFS Report and shall be paid on the same day that the first Annual CFS Report is submitted to HHSC. The second settlement shall be an adjustment to the first settlement and shall be paid on the same day that the second Annual CFS Report is submitted to HHSC if the adjustment is a payment from CONTRACTOR to HHSC. If the adjustment is a payment from HHSC to CONTRACTOR, HHSC shall pay such adjustment to CONTRACTOR within thirty (30) days of receipt of the second Annual CFS Report. HHSC or its agent may audit the CFS Reports. If HHSC determines that corrections to the CFS Reports are required based on an audit of other documentation acceptable to HHSC, to determine an adjustment to the amount of the second settlement, then final adjustment shall be made within three (3) years from the date that CONTRACTOR submits the second Annual CFS Report. CONTRACTOR must pay the first and second settlements on the due dates for the first and second Annual CFS Reports, respectively, as identified in section 17.02. HHSC may adjust the experience rebate if HHSC determines that CONTRACTOR has paid (an) affiliate(s) amounts for goods or services that are higher than the fair market value of the goods and services in the service area. Fair market value may be based on the amount CONTRACTOR pays (a) non-affiliate(s) or the amount another health maintenance organization pays for the same or similar goods and services in the service area. HHSC has final authority in auditing and determining the amount of the experience rebate."

             ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

      The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

      By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.


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
      IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.


       AMERIGROUP TEXAS, INC.                 HEALTH & HUMAN SERVICES COMMISSION

By:                                           By:
   -------------------------------               -------------------------------
   James D. Donovan, Jr.                         Jason Cooke
   President and CEO                             Director of Program Operations

Date:                                         Date:
     -----------------------------                 -----------------------------


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

STATE OF TEXAS                                    HHSC CONTRACT NO. 529-00-139-I

COUNTY OF TRAVIS

                                   AMENDMENT 9
                          TO THE AGREEMENT BETWEEN THE
                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.
                               FOR HEALTH SERVICES
                                     TO THE
                                  CHIP PROGRAM

     THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. ("HMO"), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 2730 N. STEMMONS FREEWAY, SUITE 608, DALLAS, TEXAS 75207. HHSC and CONTRACTOR may be referred to in this Amendment individually as a "Party" and collectively as the "Parties."

     The Parties hereby agree to amend their Agreement as set forth in Article 2 of this Amendment.

                               ARTICLE 1. PURPOSE.

SECTION 1.01   AUTHORIZATION.

     This Amendment is executed by the Parties in accordance with Article 8 of the Agreement.

SECTION 1.02   EFFECTIVE DATE.

     The effective date of this Amendment is September 1, 2003.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01   MODIFICATION TO SECTION 12.03, VALUE ADDED SERVICES, CSA 2 AND
               CSA 6B

     Section 12.03 of the Contract is modified to revise the value-added services provided by the HMO.

               1.   Delete the following value-added services benefits:
                    "Expanded Vision Benefit: Enhanced selection of eyeglasses," "Free growth chart to help track your child's growth," and "Summer Fun Pack, including information on appropriate summertime topics such as sun protection."

               2. Replace the following value-added services benefits with the language set forth in Section 2.02 of this Amendment: "As a new member, one visit to the private doctor of your choice not in our network while you transition to a network doctor;" "Transportation to and from office visits and other transportation if medically necessary," and "Free sponsorship to a special camp sponsored by the American Lung Association for children with asthma."

SECTION 2.02   REVISED LIST OF VALUE ADDED SERVICES, CSA 2 AND CSA 6B

         HMO will offer the following value-added services in CSA 2 and CSA 6B, beginning September 1, 2003.

               1. 24-hour Nurse Help Line for assistance with medical problems or questions.

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               2.   Free membership in the Boys & Girls Clubs.

               3. One visit to the private primary doctor of your choice not in our network until you transition to a network doctor.

               4. Assistance with arranging transportation to and from medically necessary office visits and other covered services when special transportation is necessary.

               5. Free member publications, including quarterly newsletter and self-care manual.

               6. Assistance in applying for special camps for asthma or other specific diseases.

SECTION 2.03   MODIFICATION TO SECTION 12.03, VALUE ADDED SERVICES, CSA 6C

               1. Delete the following value-added services benefits: "Free growth chart to help track your child's growth," "Expanded Vision Benefit: Enhanced selection of eyeglasses," and "Summer Fun Pack, including information on appropriate summertime topics such as sun protection."

               2. Replace the following value-added services benefit language with the language set forth in Section 2.04 of this
                    Amendment: "One visit to the private doctor of your choice not in our network," "Transportation to and from office visits and other transportation if medically necessary," and "Free sponsorship to a special camp for children with asthma."

SECTION 2.04   REVISED LIST OF VALUE ADDED SERVICES, CSA 6C

         HMO will offer the following value-added services in CSA 6C, beginning September 1, 2003.

               1. 24-hour Nurse Help Line for assistance with medical problems or questions.

               2.   Free membership in the Boys & Girls Clubs

               3. One visit to the private primary doctor of your choice not in our network until you transition to a network doctor.

               4. Assistance with arranging transportation to and from medically necessary office visits and other covered services when special transportation is necessary.

               5. Free member publications, including quarterly newsletter and self-care manual.

               6. Assistance in applying for special camps for asthma or other specific diseases.

             ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

      AMERIGROUP TEXAS, INC.                HEALTH & HUMAN SERVICES COMMISSION

By: /s/ James Donovan, Jr.                By: __________________________________
    ------------------------                  Albert Hawkins
    James Donovan, Jr.                        Executive Commissioner
    President and CEO

Date: 9/15/2003                           Date: ________________________________

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